                                                                     Exhibit 4-2


================================================================================






                             ANALOG DEVICES, INC.


                                      AND


                  THE FIRST NATIONAL BANK OF BOSTON, Trustee


                                   Indenture


                           Dated as of March 1, 1993

                              ------------------

                             6-5/8% NOTES DUE 2000







===============================================================================




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                                  TABLE OF CONTENTS

                                    _____________

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PARTIES.............................................................     1

RECITALS

              Authorization of Indenture............................     1
              Form of Face of Security..............................     1
              Form of Reverse of Security...........................     2
              Form of Trustee's Certificate of Authentication.......     5
              Compliance with Legal Requirements....................     5
              Purpose of and Consideration for Indenture............     5


                                     ARTICLE ONE

                                    DEFINITIONS.

SECTION 1.1.             Certain Terms Defined......................     6
                         Attributable Debt..........................     6
                         Board of Directors.........................     7
                         Board Resolution...........................     7
                         Business Day...............................     7
                         Cash.......................................     7
                         Change in Control..........................     7
                         Consolidated Net Tangible Assets...........     7
                         Corporate Trust Office.....................     7
                         Depository.................................     7
                         Event of Default...........................     8
                         Exempted Debt..............................     8
                         Funded Indebtedness........................     8
                         Global Security or Global Securities.......     8
                         Holder, holder of securities,
                           Securityholder...........................     8
                         Indebtedness...............................     8
                         Indenture..................................     8
                         Issuer.....................................     9
                         Issuer Order...............................     9
                         Marketable Securities......................     9
                         Officers' Certificate......................     9
                         Opinion of Counsel.........................     9
                         Original issue date........................     9
                         Outstanding................................     9
                         Responsible Officer........................    10
                         Security or Securities.....................    10
                         Senior Funded Indebtedness.................    10

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                 Subsidiary....................................     10
                 Trustee.......................................     10
                 Trust Indenture Act of 1939...................     10


                               ARTICLE TWO

                      ISSUE, EXECUTION, FORM AND
                     REGISTRATION OF SECURITIES.



SECTION 2.1.     Authentication and Delivery of
                   Securities..................................     11
SECTION 2.2.     Execution of Securities.......................     11
SECTION 2.3.     Certificate of Authentication.................     11
SECTION 2.4.     Form, Denomination and Date of
                   Securities; Payments of Interest............     12
SECTION 2.5.     Registration, Transfer and Exchange...........     13
SECTION 2.6.     Mutilated, Defaced, Destroyed, Los
                   and Stolen Securities.......................     14
SECTION 2.7.     Cancellation of Securities;
                   Destruction Thereof.........................     15
SECTION 2.8.     Temporary Securities..........................     15
SECTION 2.9.     Securities Issuable in Global Form............     16


                               ARTICLE THREE

                  COVENANTS OF THE ISSUER AND THE TRUSTEE.

SECTION 3.1.     Payment of Principal and Interest.............     18
SECTION 3.2.     Offices for Payments, etc.....................     18
SECTION 3.3.     Appointment to Fill a Vacancy in
                   Office of Trustee...........................     18
SECTION 3.4.     Paying Agents.................................     18
SECTION 3.5.     Certificate to Trustee........................     19
SECTION 3.6.     Securityholders' Lists........................     20
SECTION 3.7.     Reports by the Issuer.........................     20
SECTION 3.8.     Reports by the Trustee........................     20
SECTION 3.9.     Limitation on Liens...........................     20
Section 3.10.    Limitation on Sale and Leaseback..............     23
Section 3.11.    Change in Control.............................     23


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                                 ARTICLE FOUR

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                             ON EVENT OF DEFAULT.
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SECTION 4.1.     Event of Default Defined; Acceleration
                   of Maturity; Waiver of Default..........    26
SECTION 4.2.     Collection of Indebtedness by Trustee;
                   Trustee May Prove Debt..................    27
SECTION 4.3.     Application of Proceeds...................    30
SECTION 4.4.     Suits for Enforcement.....................    31
SECTION 4.5.     Restoration of Rights on Abandonment
                   of Proceedings..........................    31
SECTION 4.6.     Limitations on Suits by
                   Securityholders.........................    31
SECTION 4.7.     Powers and Remedies Cumulative;
                   Delay or Omission Not Waiver of
                   Default.................................    32
SECTION 4.8.     Control by Securityholders................    33
SECTION 4.9.     Waiver of Past Defaults...................    33


                                 ARTICLE FIVE

                            CONCERNING THE TRUSTEE.

SECTION 5.1.     Duties and Responsibilities of the
                   Trustee; During Default; Prior to
                   Default.................................    34
SECTION 5.2.     Certain Rights of the Trustee.............    35
SECTION 5.3.     Trustee Not Responsible for Recitals,
                   Disposition of Securities or
                   Application of Proceeds Thereof.........    36
SECTION 5.4.     Trustee and Agents May Hold
                   Securities; Collections, etc............    37
SECTION 5.5.     Moneys Held by Trustee....................    37
SECTION 5.6.     Compensation and Indemnification
                   of Trustee and Its Prior Claim..........    37
SECTION 5.7.     Right of Trustee to Rely on Officers'
                   Certificate, etc........................    38
SECTION 5.8.     Persons Eligible for Appointment
                   as Trustee..............................    38
SECTION 5.9.     Resignation and Removal; Appointment
                   of Successor Trustee....................    38
SECTION 5.10.    Acceptance of Appointment by
                   Successor Trustee.......................    40


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SECTION 5.11.         Merger, Conversion, Consolidation or
                        Succession to Business of Trustee..................     40


                                ARTICLE SIX

                      CONCERNING THE SECURITYHOLDERS.

SECTION 6.1.          Evidence of Action Taken by
                        Securityholders....................................     41
SECTION 6.2.          Proof of Execution of Instruments
                        and of Holding of Securities;
                        Record Date........................................     41
SECTION 6.3.          Holders to Be Treated as Owners......................     42
SECTION 6.4.          Securities Owned by Issuer Deemed Not
                        Outstanding........................................     42
SECTION 6.5.          Right of Revocation of Action Taken..................     43


                                ARTICLE SEVEN

                          SUPPLEMENTAL INDENTURES.

SECTION 7.1.          Supplemental Indentures Without
                        Consent of Securityholders.........................     43
SECTION 7.2.          Supplemental Indentures With Consent
                        of Securityholders.................................     44
SECTION 7.3.          Effect of Supplemental Indenture.....................     46
SECTION 7.4.          Documents to Be Given to Trustee.....................     46
SECTION 7.5.          Notation on Securities in Respect of
                        Supplemental Indentures............................     46


                                ARTICLE EIGHT

                  CONSOLIDATION, MERGER, SALE OR CONVEYANCE.

SECTION 8.1.          Covenant Not to Merge, Consolidate,
                        Sell or Convey Property Except
                        Under Certain Conditions...........................     47
SECTION 8.2.          Successor Corporation Substituted....................     47
SECTION 8.3.          Opinion of Counsel to Trustee........................     48


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                                 ARTICLE NINE

                   SATISFACTION AND DISCHARGE OF INDENTURE;
                              UNCLAIMED MONEYS.
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SECTION 9.1.     Satisfaction and Discharge of
                   Indenture...............................    48
SECTION 9.2.     Application by Trustee of Funds
                   Deposited for Payment of Securities.....    49
SECTION 9.3.     Repayment of Moneys Held by Paying
                   Agent...................................    49
SECTION 9.4.     Return of Moneys Held by Trustee and
                   Paying Agent Unclaimed for
                   Three Years.............................    50


                                 ARTICLE TEN

                          MISCELLANEOUS PROVISIONS.

SECTION 10.1.    Incorporators, Stockholders, Officers
                   and Directors of Issuer Exempt from
                   Individual Liability....................    50
SECTION 10.2.    Provisions of Indenture for the Sole
                   Benefit of Parties and
                   Securityholders.........................    50
SECTION 10.3.    Successors and Assigns of Issuer
                   Bound by Indenture......................    50
SECTION 10.4.    Notices and Demands on Issuer,
                   Trustee and Securityholders.............    51
SECTION 10.5.    Officers' Certificates and Opinions
                   of Counsel; Statements to Be
                   Contained Therein.......................    51
SECTION 10.6.    Payments Due on Saturdays, Sundays
                   and Holidays............................    53
SECTION 10.7.    Conflict of Any Provision of
                   Indenture with Trust Indenture
                   Act of 1939.............................    53
SECTION 10.8.    Massachusetts Law to Govern...............    53
SECTION 10.9.    Counterparts..............................    53
SECTION 10.10.   Effect of Headings........................    53


TESTIMONIUM................................................    54


SIGNATURES.................................................    54


ACKNOWLEDGMENTS............................................    55


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     THIS INDENTURE, dated as of March 1, 1993 between ANALOG DEVICES, INC., a Massachusetts corporation (the "Issuer"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association duly incorporated and existing under the laws of the United States of America (the "Trustee"),

                            W I T N E S S E T H :

     WHEREAS, the Issuer has duly authorized the issue of its 6-5/8% Notes Due 2000 (the "Securities") and, to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

     WHEREAS, the Securities and the Trustee's certificate of authentication shall be in substantially the following form:

                          [FORM OF FACE OF SECURITY]

No.                                                         $

                             ANALOG DEVICES, INC.
                            6-5/8% NOTES DUE 2000

     ANALOG DEVICES, INC., a Massachusetts corporation (the "Issuer", which term includes any successor under the Indenture hereinafter referred to), for
value received hereby promises to pay to                          or registered
assigns the principal sum of                   Dollars at the Issuer's office
or agency for said purpose, maintained pursuant to said Indenture, on March 1, 2000, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on March 1 and September 1 of each year, on said principal sum in like coin or currency at the rate per annum set forth above at said office or agency from the March 1 or the September 1, as the case may be, next preceding the date of this Security to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from March 1, 1993 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after February 15 or August 15, as the case may be, and before the following March 1 or September 1, this Security shall bear interest from such March 1 or September 1; PROVIDED, that if the Issuer shall default in the payment of interest due on such March 1 or September 1, then this Security shall bear interest from the next preceding March 1 or September 1 to which interest on the Securities has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Securities since the original issue date of this Security, from March 1, 1993. The interest so payable on any March 1 or September 1 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the February 15 or August 15 preceding such March 1 or September 1, whether or not such day is a business day; PROVIDED that interest may be paid, at the option of the Issuer, by mailing a check therefor payable to the registered holder entitled thereto at his last address as it appears on the Security register.

        Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

        This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

                                            ANALOG DEVICES, INC.

         Dated:                             By:
                ------------------              ----------------


         ATTEST:

         -------------------------




                            (FORM OF REVERSE OF SECURITY)

                                ANALOG DEVICES, INC.

                                6-5/8% NOTES DUE 2000

        This Security is one of a duly authorized issue of debt securities of the Issuer, limited to the aggregate principal amount of $80,000,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of March 1, 1993, (the "Indenture"), duly executed and delivered by the Issuer to The First National Bank of Boston, Trustee (herein called the "Trustee"). Reference is


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hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities.

        In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of or interest on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

        Upon a Change in Control, as defined in the Indenture, the Issuer will be required to offer to repurchase all or part of the Securities at 100% of their principal amount plus accrued interest.

        The Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than 66 2/3 percent in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or impair or affect the rights of any Securityholder to institute suit for the payment thereof without the consent of the holder of each Security so affected; or (b) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of all Securities then outstanding.

        No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

     The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any multiple of $1,000.

     At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

     Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     The Issuer, the Trustee, and any authorized agent of the Issuer or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.


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               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

     This is one of the Securities described in the within-mentioned
Indenture.

                                      THE FIRST NATIONAL BANK OF BOSTON,
                                      as Trustee



                                      ______________________________
                                      Authorized Officer




                          OPTION TO ELECT REPURCHASE
                           UPON A CHANGE IN CONTROL
                          --------------------------


     If you wish to elect to have this Note repurchased, in whole or in part, by the Issuer pursuant to Section 3.11 of the Indenture, check this
box:      [  ]

     Principal amount to be purchased by the Issuer:  $___________________

Date:______________________           Your Signature:_____________________
                                      (Sign exactly as name appears on
                                       front)

                                      Signature Guarantee:
                                      _______________________________________
                                      Holder's Social Security or Tax I.D.
                                      Number: _______________

     AND WHEREAS, all things necessary to make the Securities, when executed by the Issuer and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Issuer, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

     NOW, THEREFORE:

     In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate


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


benefit of the respective holders from time to time of the Securities as follows:


                                     ARTICLE ONE

                                    DEFINITIONS.
                                    -----------

        SECTION 1.1 CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, and the term "generally accepted accounting principles" shall mean such accounting principles which are generally accepted at the date or time of any computation or at the date hereof. The words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

        "ATTRIBUTABLE DEBT" when used in connection with a sale and leaseback transaction referred to below shall mean, as of any particular time, the lesser of (a) the fair value of the assets subject to such arrangement or (b) the aggregate of present values (discounted at a rate per annum equal to the interest borne by the Securities and compounded semi-annually) of the obligations of the Issuer or any Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales,



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maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

        "BOARD OF DIRECTORS" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.

        "BOARD RESOLUTION" means a copy of a resolution certified by the Clerk or an Assistant Clerk of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "BUSINESS DAY" means a day which in the city (or in any of the cities, if more than one) where amounts are payable in respect of the Securities, as specified on the face of the form of Security recited above, is neither a legal holiday nor a day on which banking institutions are authorized by law or regulation to close.

        "CASH" means all items classified as cash and cash equivalents on the most recently available balance sheet of the Issuer and its Subsidiaries, in accordance with generally accepted accounting principles.

        "CHANGE IN CONTROL" means any event or condition specified as such in
Section 3.11.

        "CONSOLIDATED NET TANGIBLE ASSETS" means the aggregate amount of assets after deducting therefrom (a) all Cash and Marketable Securities, (b) all current liabilities (excluding any thereof constituting Funded Indebtedness by reason of being renewable or extendible) and (c) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent balance sheet of the Issuer and its Subsidiaries and computed in accordance with generally accepted accounting principles.

        "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indentures is dated, located at Blue Hills Office Park, 150 Royall Street, Canton, Massachusetts 02021, Attention: Corporate Trust Division, Mail Stop 45-02-15.

        "DEPOSITORY" means, unless otherwise specified by the Issuer pursuant to Section 2.9, with respect to Securities issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

     "EVENT OF DEFAULT" means any event or condition specified as such in
Section 4.1 which shall have continued for the period of time, if any, therein designated.

     "EXEMPTED DEBT" means the sum of the following items outstanding as of the date Exempted Debt is to be determined: (a) Indebtedness of the Issuer and its Subsidiaries incurred after the date of the Indenture and secured by liens not permitted to be created or assumed pursuant to Section 3.9 of the Indenture, and (b) Attributable Debt of the Issuer and its Subsidiaries in respect of every sale and leaseback transaction entered into after the date of the Indenture, other than those leases expressly permitted by Section 3.10.

     "FUNDED INDEBTEDNESS" means all Indebtedness having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower.

     "GLOBAL SECURITY" means a Security which is executed by the Issuer and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture or any indenture supplemental hereto or Board Resolution which shall be registered in the name of the Depository or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

     "HOLDER", "HOLDER OF SECURITIES", "SECURITYHOLDER" or other similar terms means the registered holder of any Security.

     "INDEBTEDNESS" means all items classified as indebtedness on the most recently available balance sheet of the Issuer and its Subsidiaries, in accordance with generally accepted accounting principles.

     "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

        "ISSUER" means (except as otherwise provided in Article Five) Analog Devices, Inc., a Massachusetts corporation, and, subject to Article Eight, its successors and assigns.

        "ISSUER ORDER" means a written instruction signed in the name of the Issuer by its Chairman of the Board, a Vice Chairman, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Clerk or an Assistant Clerk, and delivered to the Trustee.

        "MARKETABLE SECURITIES" means all items classified as marketable securities on the most recently available balance sheet of the Issuer and its Subsidiaries, in accordance with generally accepted accounting principles.

        "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and by the Treasurer or the Clerk or any Assistant Clerk of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 10.5.

        "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with
Section 314 of the Trust Indenture Act and include the statements provided for in Section 10.5, if and to the extent required hereby.

        "ORIGINAL ISSUE DATE" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

        "OUTSTANDING", when used with reference to Securities, shall, subject to the provisions of Section 6.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

                (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                (b) Securities, or portions thereof, for the payment of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer (if the Issuer shall act as its own paying agent); and

                (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.6 (unless proof satisfactory to the Trustee is presented that any of such Securities is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

        "RESPONSIBLE OFFICER" when used with respect to the Trustee means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

        "SECURITY" or "SECURITIES" means any Note or Notes, as the case may be, authenticated and delivered under this Indenture (including, without limitation, any Global Security).

        "SENIOR FUNDED INDEBTEDNESS" means any Funded Indebtedness of the Company that is not subordinated in right of payment to any other Indebtedness of the Company.

        "SUBSIDIARY" means any corporation (i) of which at least a majority of the outstanding stock having the voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Issuer, or by one or more of the Subsidiaries, or by the Issuer and one or more Subsidiaries and (ii) whose financial statements are consolidated with those of the Issuer in accordance with generally accepted accounting principles.

        "TRUSTEE" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

        "TRUST INDENTURE ACT OF 1939" (except as otherwise provided in Sections
7.1 and 7.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

                                 ARTICLE TWO

                          ISSUE, EXECUTION, FORM AND
                          REGISTRATION OF SECURITIES
                          --------------------------

        SECTION 2.1 AUTHENTICATION AND DELIVERY OF SECURITIES. Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities in an aggregate principal amount not in excess of the amount specified in the form of Security hereinabove recited (except as otherwise provided in Section 2.6) may be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Issuer, signed by both (a) its Chairman of the Board of Directors, or any Vice Chairman of the Board of Directors, or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and (b) by its Treasurer or any Assistant Treasurer or its Clerk or any Assistant Clerk without any further action by the Issuer.

        SECTION 2.2 EXECUTION OF SECURITIES. The Securities shall be signed on behalf of the Issuer by both (a) its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and (b) by its Treasurer or any Assistant Treasurer or its Clerk or any Assistant Clerk. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

        In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such officer.

        SECTION 2.3 CERTIFICATE OF AUTHENTICATION. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

        SECTION 2.4 FORM, DENOMINATION AND DATE OF SECURITIES; PAYMENTS OF INTEREST. The Securities and the Trustee's certificates of authentication shall be substantially in the form recited above. The Securities shall be issuable as registered securities without coupons and in denominations provided for in the form of Security above recited. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Issuer executing the same may determine with the approval of the Trustee.

        The Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or market on which the securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

        Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage.

        Each Security shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Security recited above.

        The person in whose name any Security is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five business days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a business day.

        SECTION 2.5 REGISTRATION, TRANSFER AND EXCHANGE. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section 3.2 a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

        Subject to Section 2.9, upon due presentation for registration of transfer of any Security at each such office or agency, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities in authorized denominations for a like aggregate principal amount.

        Subject to Section 2.9, any Security or Securities may be exchanged for a Security or Securities in other authorized denominations, in an equal aggregate principal amount. Securities to be exchanged shall be surrendered at each office or agency to be maintained by the Issuer for the purpose as provided in Section 3.2, and the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

        All Securities presented for registration of transfer, exchange or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

        The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

        All securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

        SECTION 2.6 MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

        Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to a the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

        Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

        SECTION 2.7 CANCELLATION OF SECURITIES; DESTRUCTION THEREOF. All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

        SECTION 2.8 TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate.
Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for the purpose pursuant to
Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

        SECTION 2.9. SECURITIES ISSUABLE IN GLOBAL FORM. (a) If the Company shall establish that the Securities may be issued in global form, the Company shall execute and the Trustee shall, in accordance with this Article Two and the Issuer Order, authenticate and deliver one or more Global Securities which
(i) shall represent, and shall be denominated in an amount equal to, the aggregate principal amount of all of the Securities to be issued hereunder,
(ii) shall be registered in the name of the Depository for such Global Security or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instructions, (iv) shall be substantially in the form of the form of Security specified pursuant to Section 2.4, with such changes therein as may be necessary to reflect that such Security is a Global Security, and (v) each of which shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository, or by a nominee of the Depository to the Depository or another nominee of the Depository, or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of the Depository to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of the Depository or its nominee and any payment is made to the Depository or its nominee, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof has an interest herein."

        (b) Notwithstanding any provisions of this Section 2.9 or of Section 2.5, unless and until a Global Security is exchanged for Securities in definitive form, a Global Security may be transferred, in whole, but not in part, and in the manner provided in Section 2.5, only by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee to a successor Depository selected or approved by the Issuer or to a nominee of such successor Depository or in the manner specified in Section 2.9(c).

        (c) If at any time the Depository for any Securities represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depository of such Securities or if at any time the Depository shall no longer be eligible as provided in the definition of the term "Depository" in Article One and a successor Depository is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, this Section 2.9 shall no longer be applicable to the Securities and the Issuer will execute, and the Trustee will authenticate and deliver, Securities in definitive form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security or Securities then outstanding in exchange for such Global Security or Securities. In addition, the Issuer may at any time and in its sole discretion determine that the Securities shall no longer be represented by Global Securities and that the provisions of this
Section 2.9 shall no longer apply to the Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Issuer Order evidencing such determination by the Issuer, will authenticate and deliver, Securities in definitive form without coupons, in authorized denominations in exchange for and in an aggregate principal amount equal to the principal amount of the Global Security or Securities then Outstanding. Upon the exchange of the Securities for such Securities in definitive form without coupons, in authorized denominations, such Global Security or Securities shall be cancelled by the Trustee. Such Securities in definitive form issued in exchange for the Global Security or Securities pursuant to this Section 2.9(c) shall be registered in such names, and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose name such Securities are so registered.

        (d) As long as the Securities Outstanding are represented by one or more Global Securities, the Issuer shall pay or cause to be paid the principal of, and interest on, such Global Securities to the Holder thereof or a single nominee of the Holder, or, at the option of the Issuer, to such other persons as the Holder thereof may designate on the date such payments are due.

                                  COVENANTS
                                      OF
                          THE ISSUER AND THE TRUSTEE
                          --------------------------

        SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities at the place or places, at the respective times and in the manner provided in the Securities. Each instalment of interest on the Securities may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Issuer.

        SECTION 3.2 OFFICES FOR PAYMENTS, ETC. So long as any of the Securities remain outstanding, the Issuer will maintain in the Borough of Manhattan, New York, New York, and in any other city in which the Corporate Trust Office of the Trustee may be located, the following: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby initially designates the Corporate Trust Office of the Trustee as one office or agency for each such purpose and Banc Boston Trust Company of New York as another such office or agency. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

        SECTION 3.3 APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.9, a Trustee, so that there shall at all times be a Trustee hereunder.

        SECTION 3.4 PAYING AGENTS. Whenever the Issuer shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

        (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities (whether such sums have been paid to it by the

     Issuer or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities or of the Trustee,

            (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the principal of or interest on the Securities when the same shall be due and payable, and

          (c) pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

     The Issuer will, prior to each due date of the principal of or interest on the Securities, deposit with the paying agent a sum sufficient to pay such principal or interest, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

     If the Issuer shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

     Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section are subject to the provisions of Sections 9.3 and 9.4.

     SECTION 3.5 CERTIFICATE TO TRUSTEE. The Issuer will furnish to the Trustee on or before January 31 in each year (beginning with 1994) a brief certificate (which need not comply with Section 10.5) from the principal executive, financial or accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under the Indenture as of the end of the preceding fiscal year (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).

        SECTION 3.6 SECURITYHOLDERS' LISTS. If and so long as the Trustee shall not be the Security registrar, the Issuer will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities pursuant to
Section 312 of the Trust Indenture Act of 1939 (a) semi-annually not more than 15 days after each record date for the payment of semi-annual interest on the Securities, as hereinabove specified, as of such record date, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

        SECTION 3.7 REPORTS BY THE ISSUER. The Issuer covenants to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of
1934.

        SECTION 3.8 REPORTS BY THE TRUSTEE. (a) On or about each July 15, the Trustee shall transmit to Holders such reports, if any, dated as of May 15, concerning the Trustee of its actions under this Indenture as may be required pursuant to the Trust Indenture Act of 1939 in the manner provided pursuant thereto.

        (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Securities and Exchange Commission and with the Issuer. The Issuer will notify the Trustee when any Securities are listed on any stock exchange.

        SECTION 3.9 LIMITATIONS ON LIENS. The Issuer will not create or assume, and will not permit any Subsidiary to create or assume, any Indebtedness for money borrowed which is secured by a mortgage, pledge, security interest or lien ("liens") of or upon any assets, whether now owned or hereafter acquired, of the Issuer or any such Subsidiary without equally and ratably securing the Securities by a lien ranking ratably with and equal to (or at the Issuer's option prior to) such secured Indebtedness. The foregoing restriction, however, will not apply to:

                (a) liens on any assets of any corporation existing at the time such corporation becomes a Subsidiary;

                (b) liens on any assets existing at the time of acquisition of such assets by the Issuer or a Subsidiary, or liens to secure the payment of all or any part of the purchase price
         of such assets upon the acquisition    of such assets by the Issuer or
         a Subsidiary or to secure any indebtedness incurred or guaranteed by the Issuer or a Subsidiary prior to, at the time of, or within 18 months after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset or property)) or commencement of full operation of such asset, whichever is later which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; PROVIDED, HOWEVER, that in the case of any such acquisition, construction or improvement, the lien shall not apply to any assets theretofore owned by the Issuer or a Subsidiary, other than, in the case of any such construction or improvement, any real property on which the property so constructed, or the improvement, is located;

                (c) liens on any assets to secure indebtedness of a Subsidiary to the Issuer or to another Subsidiary;

                (d) liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with the Issuer or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by the Issuer or a Subsidiary;

                (e) liens on any assets of the Issuer or a Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price (or, in the case of real property, the cost of construction), of the assets subject to such liens (including, but not limited to, liens incurred in connection with pollution control, industrial revenue or similar financings);

                (f) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any lien referred to in the foregoing clauses (a) to (e), inclusive; PROVIDED, HOWEVER, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of
such extension, renewal or replacement and that such    extension, renewal or
replacement shall be limited to all or part of the assets which secured the lien so extended, renewed or replaced (plus improvements and construction on such real property);

        (g) liens imposed by law, such as mechanics', work- men's, repairmen's, materialmen's, carriers', warehousemen's, vendors' or other similar liens arising in the ordinary course of business, or governmental (federal, state or municipal) liens arising out of contracts for the sale of products or services by the Issuer or any Subsidiary, or deposits or pledges to obtain the release of any of the foregoing liens;

         (h) pledges, liens or deposits under worker's compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which the Issuer or any Subsidiary is a party, or to secure public or statutory obligations of the Issuer or any Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to the unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which the Issuer or any Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business;

                (i) liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including liens arising out of judgments or awards against the Issuer or any Subsidiary with respect to which the Issuer or such Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment liens which are satisfied within 30 days of the date of judgment; or liens incurred by the Issuer or any Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Issuer or such Subsidiary is a party; or

                (j) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings;

         landlord's liens on property held under lease; and any other liens or charges incidental to the conduct of the business of the Issuer or any Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not, in the opinion of the Issuer, materially impair the use of such assets in the operation of the business of the Issuer or such Subsidiary or the value of such assets for the purposes of such business.

        Notwithstanding the restrictions set forth in the preceding paragraph, the Issuer or any Subsidiary will be permitted to create or assume any Indebtedness which is secured by a lien not permitted by the foregoing subsections (a) through (j) without equally and ratably securing the Securities, provided that at the time of such creation or assumption, and after giving effect thereto, Exempted Debt does not exceed the aggregate sum of (i) 20% of Consolidated Net Tangible Assets, (ii) Cash and (iii) Marketable Securities.

        SECTION 3.10 LIMITATION ON SALE AND LEASE-BACK. The Issuer will not, nor will it permit any Subsidiary to, enter into any sale and leaseback transaction with respect to any assets, other than any such transaction involving a lease for a term of not more than three years or involving a sale and leaseback between the Company and any Subsidiary or between two or more Subsidiaries, unless either (a) the Issuer or such Subsidiary would be entitled to incur Indebtedness secured by a lien on the assets to be leased, in an amount at least equal to the Attributable Debt with respect to such sale and leaseback transaction, without equally and ratably securing the Securities, pursuant to clauses (a) through (j) inclusive of Section 3.9, or (b) the proceeds of the sale of the assets to be leased are at least equal to the fair value of such assets (as determined by the Board of Directors of the Issuer) and the proceeds are applied to the purchase or acquisition (or, in the case of property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or redemption provision) of Senior Funded Indebtedness. This limitation, however, will not apply if at the time the Issuer or any Subsidiary enters into such sale and leaseback transaction, and after giving effect thereto, Exempted Debt does not exceed the aggregate sum of (i) 20% of Consolidated Net Tangible Assets, (ii) Cash and
(iii) Marketable Securities.

        SECTION 3.11  CHANGE IN CONTROL.

        (a) If at any time (i) any person or any persons acting together which would constitute a "group" for purposes of Section 13 or 14 of the Securities Exchange Act of 1934 (a "Group") shall beneficially own (as defined in Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934) 50% or more of the outstanding shares of the common stock of the Issuer or (ii) during any period of 12 consecutive calendar months, individuals who at the beginning of such period were directors of the Issuer shall cease to constitute a majority of the Board of Directors (other than as a result of the death of one or more such individuals) (each such occurrence, a "Change in Control"), each Securityholder shall have the right, at such Securityholder's option, to require that the Issuer repurchase all or any portion of such Securityholder's Securities at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, in accordance with the provisions of paragraph
(b) of this Section 3.11.

     (b) Within 30 days after the occurrence of any Change in Control, the Issuer shall mail a notice (the "Change in Control Notice") to the Trustee and each Holder stating:

          (1) that a Change in Control has occurred and that such holder has the right to require the Issuer to repurchase all or any portion of such Holder's Securities at a purchase price in cash equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest, if any, to the date of purchase;

          (2) the circumstances and relevant facts regarding such Change in Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change in Control);

          (3) the purchase date (which shall be a date at least 30 days but not more than 60 days after the date on which the Change in Control Notice is mailed by the Issuer);

          (4) that, to be effective, any Holder's election to have Securities purchased must be received by the paying agent (if any, or the Trustee if no paying agent has been appointed), by first class mail, certified or registered with return receipt requested, postage prepaid, at its address specified in the Change in Control Notice on or prior to the date (which shall be specified in such Change in Control Notice from the Issuer to the Holders) that is 10 days prior to the purchase date;

          (5) that, for any Security to be purchased, the Issuer must receive at the office of the paying agent (if any, or the Trustee if no paying agent has been appointed)
         not later than three Business Days prior to the purchase date, such Security, with the form thereon entitled "Option to Elect Repurchase" duly executed and completed;

                (6) that any Security not tendered or not accepted for payment will continue to accrue interest;

                (7) that any Security accepted for payment shall cease to accrue interest after the purchase date;

                (8) that Holders will be entitled to withdraw their election if the paying agent (if any, or the Trustee if no paying agent has been appointed) receives, not later than three Business Days prior to the purchase date a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder delivered or is expected to deliver for redemption and a statement that Holder is withdrawing his election to have Securities purchased.

        At the Issuer's request, the Trustee shall give such notice in the Issuer's name and at the Issuer's expense; provided, however, that the Issuer shall deliver to the Trustee, at least 15 days prior to the date upon which notice must be mailed to Holders (unless a shorter time shall be acceptable to the Trustee), an Officer's Certificate setting forth the information to be stated in such notice as provided in this Section 3.11. No failure of the Issuer to give the foregoing notice shall limit any Securityholder's right to exercise a purchase right.

        (c) In the event a purchase right shall be exercised in accordance with the terms hereof, the Issuer shall pay or cause to be paid the price payable with respect to the Securities as to which the purchase right had been exercised in cash to the Securityholder. In the event that a purchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Securityholder a Security or Securities in the aggregate principal amount of the unpurchased portion of such surrendered Security.

                                 ARTICLE FOUR

                 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                             ON EVENT OF DEFAULT
                             -------------------

        SECTION 4.1 EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing, that is to say:

                (a) default in the payment of any installment of interest upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                (b) default in the payment of all or any part of the principal on any of the Securities as and when the same shall become due and payable either at maturity, by declaration or otherwise; or

                (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities or in this Indenture for a period of 90 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; or

                (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                (e) the issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors;

then, and in each and every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding hereunder, by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal of all the Securities and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. This provision, however, is subject to the condition that (i) if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities and the principal of any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and (ii) if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

        SECTION 4.2 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities when the same shall have become due and payable, whether upon maturity or by declaration or otherwise -- then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the holders of the Securities the whole amount that then shall have become due and payable on all such Securities for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Securities); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

        Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities to the registered holders, whether or not the Securities be overdue.

        In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated the moneys adjudged or decreed to be payable.

        In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise;

          (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor,

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

     SECTION 4.3  APPLICATION OF PROCEEDS.  Any moneys collected by the
Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses and any other amounts due to the Trustee under Section 5.6, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith;

          SECOND: In case the principal of the Securities shall not have become and be then due and payable, to the payment of interest in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest specified in the Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                THIRD: In case the principal of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest or any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

                FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

         SECTION 4.4 SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

        SECTION 4.5 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

        SECTION 4.6 LIMITATIONS ON SUITS BY SECURITYHOLDERS. No holder of any Security shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.8; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        SECTION 4.7 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. Except as provided in Section 2.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.6, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

        SECTION 4.8 CONTROL BY SECURITYHOLDERS. The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture; PROVIDED that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and PROVIDED FURTHER that (subject to the provisions of Section 5.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 5.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such holders.

        Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Securityholders.

        SECTION 4.9  WAIVER OF PAST DEFAULTS.  Subject to and without limiting
Section 4.1, the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all the Securities waive any past default or Event of Default hereunder and its consequences, except a default (a) in the payment of principal of or interest on any of the Securities or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

        Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.


                                 ARTICLE FIVE

                            CONCERNING THE TRUSTEE
                            ----------------------

        SECTION 5.1 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

        No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

             (a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

                 (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;
             but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     This Section 5.1 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

     SECTION 5.2 CERTAIN RIGHTS OF THE TRUSTEE. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a Board Resolution;

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

     (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

     (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities then outstanding; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

     SECTION 5.3 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

     SECTION 5.4  TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC.
The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

     SECTION 5.5  MONEYS HELD BY TRUSTEE.  Subject to the provisions of
Section 9.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

     SECTION 5.6 COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premisses. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

     SECTION 5.7 RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to Section 5.1 and 5.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     SECTION 5.8 PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $25,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     SECTION 5.9  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.
(a) The Trustee may at any time resign by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to holders of Securities at their last addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a Security or

Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

        (b)  In case at any time any of the following shall occur:

             (i)  the Trustee shall fail to comply with the provisions of
        Section 310(b) of the Trust Indenture Act of 1939, after written request therefor by the Issuer or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

            (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.8 and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

           (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

        (c) The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and appoint a successor Trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in
Section 6.1 of the action in that regard taken by the Securityholders.

          (d) Any resignation or removal of the Trustee and any appointment of a successor Trustee pursuant to any of the provisions of this Section 5.9 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 5.10.

        SECTION 5.10 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor Trustee appointed as provided in Section 5.9 shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named as Trustee herein; but, neverthe- less, on the written request of the Issuer or of the successor Trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 9.4, pay over to the successor Trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers, duties and obligations. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 5.6.

        Upon acceptance of appointment by a successor Trustee as provided in this Section 5.10, the Issuer shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.9. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Issuer.

        SECTION 5.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder (provided that such corporation shall be eligible under the provisions of

Section 5.8) without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the Certificate of the Trustee shall have; PROVIDED, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                 ARTICLE SIX

                       CONCERNING THE SECURITYHOLDERS.
                       ------------------------------

        SECTION 6.1 EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.1 and 5.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

        SECTION 6.2 PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES; RECORD DATE. Subject to Sections 5.1 and 5.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof. The Issuer may set a record date for purposes of determining the identity of holders of

Securities entitled to vote or consent to any action referred to in Section 6.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

     SECTION 6.3 HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

     No holder of any beneficial interest in any Global Security held on behalf of such holder by a Depository shall have any rights under this Indenture with respect to such Global Security, and such Depository may be treated by the Issuer, the Trustee and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depository and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depository as holder of any Security.

     SECTION 6.4 SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.1 and 5.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

     SECTION 6.5 RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the holders of all the Securities.


                                ARTICLE SEVEN

                           SUPPLEMENTAL INDENTURES.

     SECTION 7.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Issuer, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Eight;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such a Event of Default or may limit the right of the holders of a majority in aggregate principal amount of the Securities to waive such an Event of Default;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Securities; and

          (e) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registered as to principal only) and to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form, and to make all appropriate changes for such purpose.

        The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 7.2.

        SECTION 7.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article Six) of the Holders of not less than 66 2/3 percent in aggregate principal amount of the Securities at the time outstanding, the Issuer, when authorized by a Board Resolution, and the Trustee may, from time to time and at any time, enter into an indenture of indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities; PROVIDED; that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or impair or affect the right of any Securityholder to institute suit for the payment thereof without the consent of the holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of all Securities then outstanding.

        Upon the request of the Issuer, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders and other documents, if any, required by Section 6.1 the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

        It shall not be necessary for the consent of the Security- holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first-class mail to the Holders of Securities at their addresses as they shall appear on the registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        SECTION 7.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

        SECTION 7.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 5.1 and 5.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture.

        SECTION 7.5 NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.

                                ARTICLE EIGHT

                  CONSOLIDATION, MERGER, SALE OR CONVEYANCE
                  -----------------------------------------

        SECTION 8.1 COVENANT NOT TO MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY EXCEPT UNDER CERTAIN CONDITIONS. The Issuer shall not consolidate with or merge into any other corporation or corporations (whether or not affiliated with the Issuer or convey, transfer or lease its properties and assets substantially as an entirety to any other corporation or corporations (whether or not affiliated with the Issuer), and the Issuer shall not permit any other corporation or corporations (whether or not affiliated with the Issuer) to consolidate with or merge into the Issuer or convey, transfer or lease its properties and assets substantially as an entirety to the Issuer, unless:

             (a) In case the Issuer shall consolidate with or merge into another corporation or corporations or convey, transfer or lease its properties and assets substantially as an entirety to any other corporation or corporations, the corporation or corporations (if other than the Issuer) formed by such consolidation or into which the Issuer is merged or the other corporation or corporations which acquire by conveyance or transfer, or which lease, the properties and assets of the Issuer substantially as an entirety shall be organized and validly existing under the laws of any state of the United States and shall, except where such assumption is deemed to have occurred by the operation of law, expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on, all the Securities and the performance or observance of every covenant of this Indenture on the part of the Issuer to be performed or observed; and

             (b) Immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or any Subsidiary as a result of such transaction as having been incurred by the Issuer or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing.

        SECTION 8.2 SUCCESSOR CORPORATION SUBSTITUTED. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it has been named herein.

        Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

        In the case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

        In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any such successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

        SECTION 8.3 OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Section 5.1 and 5.2, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                 ARTICLE NINE

                   SATISFACTION AND DISCHARGE OF INDENTURE;
                               UNCLAIMED MONEYS
                               ----------------

        SECTION 9.1  SATISFACTION AND DISCHARGE OF INDENTURE.  If at any time
(a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities outstanding hereunder, as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and



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



which shall have been replaced or paid as provided in   Section 2.6) or (c) (i)
all such Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 9.4) sufficient to pay at maturity all such Securities not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders to receive payments of principal thereof and interest thereon, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

     SECTION 9.2 APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES. Subject to Section 9.4, all moneys deposited with the Trustee pursuant to Section 9.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

     SECTION 9.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Issuer be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.




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



     SECTION 9.4 RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR THREE YEARS. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security and not applied but remaining unclaimed for three years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such paying agent, and the holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.


                                 ARTICLE TEN

                           MISCELLANEOUS PROVISIONS

     SECTION 10.1 INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF ISSUER EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

     SECTION 10.2  PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES
AND SECURITYHOLDERS. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Securities.

     SECTION 10.3 SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the



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



Issuer shall bind its successors and assigns, whether so expressed or not.

        SECTION 10.4 NOTICES AND DEMANDS ON ISSUER, TRUSTEE AND SECURITYHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first- class mail (except as otherwise specifically providing herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to

                      Analog Devices, Inc.
                      One Technology Way
                      Norwood, Massachusetts 02062
                      Attention:  Chairman

Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

        Where this Indenture provides for notice to holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder shall affect the sufficiency of such notice with respect to other holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provisions of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

        SECTION 10.5 OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall, upon the

        Trustee's request, furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

        Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition,
(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

        Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

        Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

        SECTION 10.6  PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS.
If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

        SECTION 10.7 CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

        SECTION 10.8 MASSACHUSETTS LAW TO GOVERN. This Indenture and each Security shall be deemed to be a contract under the laws of The Commonwealth of Massachusetts, and for all purposes shall be construed in accordance with the laws of said Commonwealth, except as may otherwise be required by mandatory provisions of law.

        SECTION 10.9 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

        SECTION 10.10 EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and, in the case of the Trustee, its corporate seal to be hereunto affixed and attested, all as of March 1, 1993.


                                        ANALOG DEVICES, INC.



                                        By____________________________

Attest:


By____________________________

                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          Trustee


                                        By____________________________

[CORPORATE SEAL]

Attest:


By____________________________

                        COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK, SS


     On this      day of March, 1993, before me personally came
_____________________, to me personally known, who, being by me duly sworn, did depose and say that he resides at ___________________________________________;
that he is the ___________________ of Analog Devices, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.

[NOTARIAL SEAL]

                                                ______________________________
                                                        Notary Public





COUNTY OF SUFFOLK, SS


     On this       day of March, 1993, before me personally came
______________________, to me personally known, who, being by me duly sworn, did depose and say that he resides at ______________________________________;
that he is a ______________________ of The First National Bank of Boston, a national banking association described in and which executed the above instrument; that he knows the corporate seal of said association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

                                                ______________________________
                                                        Notary Public








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